SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported) February 22, 2006
                                                 -------------------------------

                                  SIMTROL, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-10927                  58-2028246
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

2200 Norcross Parkway, Norcross, Georgia                         30071
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (770) 242-7566
                                                   -----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES
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On February 22, 2006, two holders of Series A Preferred Stock of Simtrol, Inc.
(the "Company") elected to convert an aggregate of 65,334 shares of Series A Preferred Stock to common stock of the Company, pursuant to the conversion terms of the Series A Preferred Stock. On February 22, 2006, the Company issued an aggregate of 261,336 shares of its common stock to the two shareholders upon the surrender of their Series A Preferred Stock for conversion.









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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SIMTROL, INC.



                                            By: /s/ Stephen N. Samp
                                               ----------------------------
                                                  Stephen N. Samp
                                                  Chief Financial Officer

Dated:   February 27, 2006